UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 20, 2011

OPKO Health, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-33528	75-2402409
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4400 Biscayne Blvd., Miami, Florida		33137
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(305) 575-4100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01. Entry Into a Material Definitive Agreement.

On December 20, 2011, OPKO Health, Inc., a Delaware corporation (the “Company”), entered into a Stock Purchase Agreement (the “Purchase Agreement”) by and among the Company, FineTech Pharmaceutical Ltd., an Israeli corporation (“FineTech”), Arie Gutman, FineTech’s sole shareholder (“Seller”), and OPKO Holdings Israel Ltd, an Israeli corporation and a wholly owned subsidiary of the Company (the “Buyer”).

Pursuant to the Purchase Agreement, the Buyer will purchase all of the issued and outstanding shares of FineTech for $27.5 million, of which $10 million will be paid in cash at closing and $17.5 million will be paid in shares of the Company’s common stock (“Common Stock”) based on the average closing sales price per share of the Company’s Common Stock as reported on the New York Stock Exchange for the ten trading days immediately preceding the execution of the Purchase Agreement, or $4.84 per share (the “Stock Consideration”). Pursuant to the Purchase Agreement, $3 million of the Stock Consideration is to be held in a separate escrow account to secure the indemnification obligations of the Seller under the Purchase Agreement. In addition, the Purchase Agreement provides for the payment of up to an additional $5 million to the Seller in cash upon the achievement of certain sales milestones by the Buyer.

The Stock Consideration will be issued in reliance upon an exemption from the registration requirements under the Securities Act of 1933, as amended (the “ Securities Act ”), pursuant to Section 4(2) thereof.

The Purchase Agreement contains customary representations, warranties, conditions to closing, indemnification rights and obligations of the parties. The transaction is expected to close on or around December 29, 2011.

ITEM 7.01. Regulation FD Disclosure.

On December 21, 2011, the Company issued a press release announcing that it entered into the Purchase Agreement. A copy of the press release is being filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information provided in Item 7.01 of this Current Report on Form 8-K and in the attached Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “ Exchange Act ”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated December 21, 2011.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPKO Health, Inc.

December 21, 2011	By:	Rao Uppaluri

Name: Rao Uppaluri
Title: Senior Vice President, Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated December 21, 2011